Exhibit 99.2

Repligen Corporation 41 Seyon Street Building #1, Suite 100 Waltham, Massachusetts 02453

Repligen Announces $1 Billion Private Convertible Senior Notes Transaction
WALTHAM, Mass., October 30, 2026 -- Repligen Corporation (NASDAQ:RGEN) (“Repligen”), today announced that it entered into privately negotiated exchange and/or subscription agreements with certain holders of its outstanding 1.00% Convertible Senior Notes due 2028 (the “2028 Notes”) and certain new investors, pursuant to which Repligen will issue $1.0 billion aggregate principal amount of 0.25% Convertible Senior Notes due 2031 (the “New Notes”). Approximately $541.4 million principal amount of the New Notes will be issued in exchange for approximately $456.8 million principal amount of 2028 Notes (the “Exchange Transactions”) and approximately $458.6 million principal amount of the New Notes will be issued for cash (the “Subscription Transactions”, and together with the Exchange Transactions, the “Transactions”). The conversion price for the New Notes will initially be approximately $226.37 per share of Repligen’s common stock, which represents a conversion premium of approximately 20% over the closing price of Repligen’s common stock on October 29, 2026, subject to customary anti-dilution adjustments. Following the closing of the Transactions, which is expected to occur on or about November 6, 2026, subject to customary closing conditions, approximately $143.2 million in aggregate principal amount of 2028 Notes will remain outstanding with terms unchanged.
Repligen estimates that the gross proceeds from the Subscription Transactions will be approximately $458.6 million, excluding fees payable to the placement agent for the Transactions and other offering expenses payable by Repligen. Repligen intends to use approximately $120.0 million of the net proceeds from the Subscription Transactions to repurchase shares of its common stock from certain purchasers of the New Notes through a financial intermediary at a price per share of $188.64, which is equal to the last reported sale price of its common stock on October 29, 2026, in order to facilitate the Transactions. Repligen intends to use the remainder of the net proceeds for working capital and general corporate purposes, including to fund possible acquisitions of, or investments in, complementary businesses, products, services and technologies. Repligen will not receive any cash proceeds from the Exchange Transactions.
Jason Garland, Chief Financial Officer of Repligen, commented, “These transactions proactively address the upcoming maturity of our 2028 Notes, extend our debt duration, reduce our interest expense, and enhance our financial flexibility. The reduced interest expense is expected to be nominally accretive to adjusted EPS in 2026, with additional benefit expected in 2027. By strengthening our capital structure, we have increased our capacity to support both organic investments and disciplined M&A activity to drive long-term value creation for shareholders. In the near-term, we are focused on the successful integration of BioLife, and we remain excited about our expanded capabilities to serve the cell therapy end-market.”
In connection with the issuance of the New Notes, Repligen has been advised that the placement agent for the Transactions intends to purchase approximately $30.0 million of Repligen’s common stock from certain participants in the Transactions through a financial intermediary at a discount to the last reported sale price of the common stock on October 29, 2026.
Such concurrent repurchases by Repligen and purchases by the placement agent of Repligen’s common stock could increase (or reduce the size of any decrease in) the market price of Repligen’s common stock or the New Notes.
Additional information regarding this announcement may be found in a Current Report on Form 8-K that Repligen intends to file today with the U.S. Securities and Exchange Commission (the “SEC”).
J. Wood Capital Advisors LLC acted as placement agent to Repligen in connection with the Transactions.
This press release does not constitute an offer to sell, nor is it a solicitation of an offer to buy, the New Notes or Repligen’s common stock, nor shall there be any sale of the New Notes or Repligen’s common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction.
About Repligen Corporation
Repligen Corporation is a global bioprocessing company that develops and commercializes innovative technologies and integrated solutions that support critical steps in the manufacturing and delivery of biologic drugs that improve human health worldwide. As a trusted partner to biopharmaceutical developers and manufacturers and CDMOs worldwide, we help improve productivity, simplify complex workflows, and advance the next generation of biologic therapies. Repligen technologies support the production of a broad range of biologic modalities, helping customers navigate evolving manufacturing challenges from process development through commercial production. Our global team combines deep scientific expertise, innovation, and a customer-focused mindset “inspiring advances in bioprocessing” to help solve complex challenges across biologics manufacturing. For more information, please visit our website at www.repligen.com, and follow us on LinkedIn.
Forward-Looking Statements
This press release contains forward-looking statements, which are made pursuant to and in reliance upon the safe harbor provisions of federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein which do not describe historical facts, including, among others, any express or implied statements or guidance regarding the closing of the Transactions, the purchase of Repligen’s common stock by Repligen and/or the placement agent for the Transactions, Repligen’s expectations regarding the expected net proceeds from the Subscription Transactions and the use of such proceeds and current or future financial performance and position, including our 2026 financial guidance and related assumptions; expected demand in the markets in which we operate; and the expected performance of our business and momentum across our portfolio, are based on management’s current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.
Such risks and uncertainties include, among others, our ability to successfully grow our bioprocessing business; our ability to manage through and predict headwinds; the risk that we have assumed that markets and franchises will improve and grow as predicted; our ability to achieve our 2026 financial guidance; our ability to develop and commercialize products and the market acceptance of our products; our ability to successfully integrate BioLife, including its operations, products, systems and personnel, in a timely manner or at all, and to realize the expected benefits and synergies of the acquisition; the future performance of BioLife and the combined company, including the impact of the acquisition on our financial results and outlook; the risk of unanticipated costs, liabilities or disruptions to our or BioLife's business, customer, supplier or employee relationships resulting from the acquisition; our ability to successfully integrate any other acquired businesses and relevant personnel in a timely manner or at all, and to achieve the expected benefits of such acquisitions; the risk that demand for our products could decline, which could adversely impact our future revenues, cash flows, results of operations and financial condition; our ability to compete with larger, better financed bioprocessing companies; risks around the Company’s effectiveness of disclosure controls and procedures and the effectiveness of our internal control over financial reporting; our compliance with all U.S. Food and Drug Administration and European Medicines Evaluation Agency regulations; our volatile stock price; the impact of tariffs on our business, and other risks and uncertainties detailed in Repligen’s filings with the U.S. Securities and Exchange Commission (the Commission), including our Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequently filed reports with the Commission, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any subsequent filings made with the Commission, which are available at the Commission’s website at www.sec.gov. Actual results may differ materially from those Repligen contemplated by these forward-looking statements, which reflect management’s current views, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions, and are based only on information currently available to us. Repligen cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Repligen disclaims any obligation to update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.
Repligen Contact:
Jacob Johnson
VP, Investor Relations
(781) 419-0204
investors@repligen.com
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